SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 25, 2004

                           Unico American Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

            0-3978                                   95-2583928
    (Commission File Number)              (IRS Employer Identification No.)


       23251 Mulholland Drive
     Woodland Hills, California                         91364
(Address of Principal Executive Offices)              (Zip Code)


                                 (818) 591-9800
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last Report.)

Item 12.  Results of Operations and Financial Condition.
-------------------------------------------------------
On March 25, 2004, the registrant issued a press release announcing its results of operations for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into the Item 12.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNICO AMERICAN CORPORATION
                                                    (Registrant)


Date: March 26, 2004                      By:       /s/ Lester A. Aaron
                                                    -------------------
                                          Name:     Lester A. Aaron
                                          Title:    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number        Description
--------------        -----------
99.1                  News release dated March 25, 2004